BLACKROCK FUNDS II
BlackRock 20/80 Target Allocation Fund
BlackRock 40/60 Target Allocation Fund
BlackRock 60/40 Target Allocation Fund
BlackRock 80/20 Target Allocation Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 11, 2016
to the Prospectuses of each Fund, dated January 28, 2016 and March 25, 2016, as supplemented to date

Effective immediately, the subsection entitled “Details About the Funds — Information about Underlying Funds and ETFs — Exchange-Traded Funds (“ETFs”) — FIXED INCOME ETFs” of each Prospectus is amended to add the following underlying fund to the table:

Fund Name	Investment Objective and Principal Investment Strategies
iShares Intermediate Credit Bond ETF
The iShares Intermediate Credit Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and ten years.

The Fund seeks to track the investment results of the Barclays U.S. Intermediate Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than one year and less than or equal to ten years. As of December 31, 2015, there were 4,328 issues in the Underlying Index. The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer staples, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

The Underlying Index includes investment-grade credit securities that have a remaining maturity of greater than one year and less than or equal to ten years and have $250 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and nonconvertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency, but are traded outside of that country in a different country and regulatory system (“Eurobonds”). The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last business day of each month.

Shareholders should retain this Supplement for future reference.

PRO-TA-1016SUP